                                                                    EXHIBIT 10.1




                        PAYMENT AND SECURITIES AGREEMENT


                                  BY AND AMONG


                                  PLEXUS CORP.,


                              PLEXUS SERVICES CORP.


                                       AND


                                MEMORYLINK CORP.


                           DATED AS OF JANUARY 3, 2001

                                TABLE OF CONTENTS

ARTICLE I             DEFINITIONS................................................................................1

         1.1      Acquired Shares................................................................................1
         1.2      Act............................................................................................1
         1.3      Agreement......................................................................................1
         1.4      Articles of Incorporation......................................................................1
         1.5      Capital Stock..................................................................................1
         1.6      Certificate....................................................................................2
         1.7      Commission.....................................................................................2
         1.8      Common Shares..................................................................................2
         1.9      Common Stock...................................................................................2
         1.10     Company........................................................................................2
         1.11     Company Accounts...............................................................................2
         1.12     Event of Default...............................................................................2
         1.13     Financing......................................................................................3
         1.14     Investor.......................................................................................3
         1.15     IPO............................................................................................3
         1.16     Knowledge......................................................................................3
         1.17     Law............................................................................................3
         1.18     Lien...........................................................................................3
         1.19     Liquidation....................................................................................3
         1.20     Note...........................................................................................3
         1.21     Person.........................................................................................3
         1.22     Plexus.........................................................................................3
         1.23     PSC............................................................................................4
         1.24     Securities.....................................................................................4
         1.25     Subsidiary.....................................................................................4
         1.26     Other Definitions..............................................................................4

ARTICLE II            PARTIAL PAYMENT; PURCHASE AND SALE OF THE NOTE AND THE SHARES; OTHER AGREEMENTS............4

         2.1      Partial Payment................................................................................4
         2.2      Issuance of Securities.........................................................................4
         2.3      Prepayment of the Note.........................................................................4
         2.4      Computation of Interest and Fees...............................................................5
         2.5      Preemptive Rights..............................................................................5
         2.6      The Note and the Acquired Shares...............................................................5

ARTICLE III           REPRESENTATIONS AND WARRANTIES OF THE COMPANY..............................................6

         3.1      Organization and Qualification.................................................................6
         3.2      Financial Statements; Liabilities..............................................................6
         3.3      Authorization; Enforceability..................................................................6
         3.4      Absence of Conflicting Obligations.............................................................6
         3.5      Taxes..........................................................................................6

         3.6      Absence of Litigation..........................................................................7
         3.7      Accuracy of Information; Disclosure............................................................7
         3.8      Title to Property..............................................................................7
         3.9      Intangible Assets..............................................................................7
         3.10     Compliance With Law............................................................................7
         3.11     Capitalization.................................................................................7

ARTICLE IV            AFFIRMATIVE COVENANTS......................................................................8

         4.1      Corporate Existence, Properties................................................................8
         4.2      Reporting Requirements.........................................................................8
         4.3      Taxes..........................................................................................8
         4.4      Inspection of Properties and Records...........................................................8
         4.5      Performance....................................................................................8
         4.6      Reference in Financial Statements..............................................................8

ARTICLE V             REGISTRATION RIGHTS........................................................................9

         5.1      Registration Rights............................................................................9
         5.2      Indemnity......................................................................................9
         5.3      Registration Covenants of the Company.........................................................10
         5.4      Expenses......................................................................................12

ARTICLE VI            REPRESENTATIONS AND WARRANTIES OF PLEXUS AND PSC..........................................13

         6.1      Organization and Qualification................................................................13
         6.2      Authorization; Enforceability.................................................................13
         6.3      Absence of Conflicting Obligations............................................................13

ARTICLE VII           REMEDIES; MISCELLANEOUS...................................................................13

         7.1      Rights and Remedies of the Investor...........................................................13
         7.2      Acquisition of Securities.....................................................................14
         7.3      Assignability; Successors.....................................................................15
         7.4      Survival......................................................................................15
         7.5      Governing Law.................................................................................15
         7.6      Counterparts; Headings........................................................................15
         7.7      Entire Agreement..............................................................................15
         7.8      Notices.......................................................................................15
         7.9      Amendments....................................................................................16
         7.10     Taxes.........................................................................................16
         7.11     Expenses and Attorney's Fees..................................................................16
         7.12     Severability..................................................................................16
         7.13     Other Agreements..............................................................................16
         7.14     No Reliance...................................................................................17
         7.15     Interpretation................................................................................17

                        PAYMENT AND SECURITIES AGREEMENT


         THIS PAYMENT AND SECURITIES AGREEMENT was made as of the 3d day of January, 2002 by and among PLEXUS CORP., PLEXUS SERVICES CORP. and MEMORYLINK, INC.

         WHEREAS, over the course of the past several years, Plexus and its subsidiaries have performed significant design and related services on behalf of the Company; and

         WHEREAS, the Company has unpaid accounts relating to those design services which are held by PSC, a wholly-owned subsidiary of Plexus; and

         WHEREAS, the current principal amount of the accounts receivable by PSC is approximately $1.5 million, and such amounts are overdue; and

         WHEREAS, the Company has informed Plexus and PSC that the Company is unable to make full payment in the near future; and

         WHEREAS, the Company has agreed to make partial payment of the amounts due, and Plexus and PSC therefore have agreed to convert the remaining portion of the accounts receivable into a note of the Company and into shares of the Company.

         IN CONSIDERATION of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

                                   ARTICLE I
                                   DEFINITIONS

         When used in this Agreement, the following terms shall have the meanings specified:

         1.1 Acquired Shares. "Acquired Shares" shall mean 7,500 shares of Common Stock being acquired by PSC.

         1.2 Act. "Act" shall mean the Securities Act of 1933, as amended.

         1.3 Agreement. "Agreement" shall mean this Payment and Securities Agreement, together with the Exhibits attached hereto, as the same shall be amended from time to time in accordance with the terms hereof.

         1.4 Articles of Incorporation. "Articles of Incorporation" shall mean the Articles of Incorporation of the Company, as amended from time to time.

         1.5 Capital Stock. "Capital Stock" shall mean any capital stock of the Company or any security or obligation of the Company which is by its terms convertible into capital stock of the Company or any option, warrant, subscription or other purchase right with respect to capital stock of the Company.

         1.6 Certificate. "Certificate" shall mean a certificate or certificates representing the Acquired Shares.

         1.7 Commission. "Commission" shall mean the U.S. Securities and Exchange Commission.

         1.8 Common Shares. "Common Shares" shall mean any shares of the Common Stock owned by Investor from time to time, whether acquired by purchase, conversion or otherwise.

         1.9 Common Stock. "Common Stock" shall mean the shares of the Company's common stock, one cent ($.01) par value per share, which are at any time authorized, issued and outstanding.

         1.10 Company. "Company" shall mean MemoryLink Corp., a Wisconsin corporation.

         1.11 Company Accounts. "Company Accounts" shall mean the accounts receivable of PSC from the Company, in the original amount of approximately $1.5 million, for services rendered by Plexus and affiliates to the Company.

         1.12 Event of Default. "Event of Default" shall mean any one or more of the following:

              (a) the Company or a Subsidiary shall: (i) become insolvent or take or fail to take any action which constitutes an admission of inability to pay its debts as they mature; (ii) make a general assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its assets; (iii) become the subject of an "order for relief" within the meaning of the United States Bankruptcy Code; (iv) file a petition in bankruptcy, or for reorganization, or to effect a plan or other arrangement with creditors; (v) file an answer to a creditor's petition, admitting the material allegations thereof, for an adjudication of bankruptcy or for reorganization or to effect a plan or other arrangement with creditors; (vi) apply to a court for the appointment of a receiver or custodian for any of its assets or properties;
(vii) have a receiver or custodian appointed for any of its assets or properties, with or without consent, and such receiver shall not be discharged within sixty days after his appointment; or (viii) adopt a plan of complete liquidation of its assets; or

              (b) the Company shall fail to carry out, perform, satisfy or observe any of its covenants, agreements, liabilities or obligations contained in this Agreement, the Note or any of the other documents and materials delivered by the Company pursuant to this Agreement; or

              (c) any representation or warranty made by the Company in this Agreement or in any document or financial statement delivered pursuant to this Agreement shall prove to have been false in any material respect as of the time when made or given; or

              (d) final judgments shall be entered against the Company or a Subsidiary which, when added to other final judgments against the Company and its Subsidiaries, exceed the aggregate amount of $100,000 (after deducting amounts fully covered by insurance) and shall remain outstanding and unsatisfied, unbonded or unstayed after ninety days from the date of entry thereof; or

              (e) the Company fails to pay when due any installment of the principal of or interest upon the Note; or

              (f) the Company or a Subsidiary defaults on any indebtedness, if an event of default thereunder is declared by the lender or is automatic; provided, however, that other than with respect to subsection (a) it shall not constitute an Event of Default unless the event shall remain uncured for thirty
(30) calendar days from written notice to the Company of such matter.

         1.13 Financing. "Financing" shall mean any sale, or other issuance of Capital Stock or other equity interests in the Company or a Subsidiary thereof, any sale or other issuance of notes, debentures or similar debt instruments in the Company or a subsidiary thereof, or any increase in other bank or other borrowing of the Company.

         1.14 Investor. "Investor" shall mean Plexus and its transferees and/or PSC and its transferees, as the context requires.

         1.15 IPO. "IPO" shall mean the first sale to the public or an underwriter for cash of Capital Stock pursuant to a registration statement filed by the Company with the Commission under the Act which subjects the Company to
Section 12 of the Securities Exchange Act of 1934.

         1.16 Knowledge. "Knowledge of the Company" or any similar phrase shall mean the actual knowledge of any one of the officers or directors of the Company.

         1.17 Law. "Law" shall mean any federal, state, local or other law, rule, regulation or governmental requirement of any kind, and the rules, regulations, interpretations and orders promulgated thereunder.

         1.18 Lien. "Lien" shall mean, with respect to any asset: (a) any mortgage, pledge, lien, charge, security interest or encumbrance of any kind; and (b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

         1.19 Liquidation. "Liquidation" shall mean and include: (i) any voluntary or involuntary liquidation, dissolution or winding up of the Company;
(ii) any sale of all or substantially all of the Capital Stock or the assets of the Company; and (iii) any merger or consolidation to which the Company is a party, whether or not the Company is the surviving entity of the transaction.

         1.20 Note. "Note" shall mean the Promissory Note from the Company to PSC representing Indebtedness, a form of which is attached as Exhibit A to this Agreement.

         1.21 Person. "Person" shall mean and include an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or any department, agency or political subdivision thereof.

         1.22 Plexus. "Plexus" shall mean Plexus Corp., a Wisconsin corporation.

         1.23 PSC. "PSC" shall mean Plexus Services Corp., a Nevada corporation.

         1.24 Securities. "Securities" shall mean the Note and the Acquired Shares.

         1.25 Subsidiary. "Subsidiary" shall mean any corporation or other Person at least 51% of the outstanding ordinary voting shares or other equity or membership interests of which is at the time directly or indirectly owned by the Company, by one or more of its Subsidiaries, or by the Company and one or more of its Subsidiaries.

         1.26 Other Definitions. The following terms shall have the meanings specified in the Sections of this Agreement listed in the following table.

              TERM                                             SECTION
              ----                                             -------
              Intangible Assets                                3.9(b)
              Registration                                     5.1(a)
              Registration Expenses                            5.4(a)
              Registration Shares                              5.1(a)
              Registration Statement                           6.3(a)

                                   ARTICLE II
                                PARTIAL PAYMENT;
                  PURCHASE AND SALE OF THE NOTE AND THE SHARES;
                                OTHER AGREEMENTS

         2.1 Partial Payment. The Company is herewith paying to PSC One Hundred Thousand Dollars ($100,000.00) in respect of the Company Accounts.

         2.2 Issuance of Securities.

              (a) Issuance of the PSC Note. The Company has issued the Note to PSC on all of the terms and conditions set forth in this Agreement. The purchase price for the Note was Six Hundred Fifty Thousand Dollars ($650,000.00), which was deemed paid by PSC to the Company by the exchange of amounts due and owing to PSC from the Company under the Company Accounts.

              (b) Issuance of the Shares. The Company has issued a Certificate representing the Acquired Shares to PSC on all of the terms and conditions set forth in this Agreement. The purchase price for the Shares was Seven Hundred Fifty Thousand Dollars ($750,000.00), which was deemed paid by PSC to the Company by the exchange of amounts due and owing to PSC from the Company under the Company Accounts, at the rate of $100 for each of the Shares.

         2.3 Prepayment of the Note.

              (a) The Company may at any time and from time to time prepay the Note without premium or penalty.

              (b) The Company shall be required to prepay $325,000 in principal of the Note in full upon a Financing, in the event the net proceeds of the Financing to the Company are at least $3,250,000.

              (c) The Company shall be required to pay all remaining principal of the Note in full upon: (i) an IPO; or (ii) a Liquidation.

              (d) In the event of a Financing in which the net proceeds to the Company are less than $3,250,000, the Company shall use at least 10% of such net proceeds to prepay a portion of the Note, up to a total of $325,000 when combined with prior payments.

              (e) Requirements relating to a Financing shall apply to each Financing in the event there is more than one Financing.

         2.4 Computation of Interest and Fees. All interest under the Note shall be computed for the actual number of days elapsed on the basis of a 360-day year. All unpaid interest on the Note shall bear interest at the interest rate applicable to the Note.

         2.5 Preemptive Rights. The Investor shall have the preemptive right to participate in any issuance by the Company of any Capital Stock in connection with any cash sale of Capital Stock or rights to acquire Common Stock other than in an IPO or thereafter. The Company shall notify the Investor at least thirty
(30) calendar days prior to the occurrence of such a sale and the Investor shall then have the right and option to purchase all, or any part of, the Investor's proportionate share of such Capital Stock. The Investor shall give written notice to the Company of such exercise.

         2.6 The Note and the Acquired Shares.

              (a) Registers; Persons Deemed Owners. The Company shall maintain, at its principal office, a separate register for the Note and a register for its Common Shares, including the Acquired Shares, in which the Company shall record the name and address of the Person in whose name such Note and the Acquired Shares has been issued and the name and address of each transferee and prior owner of such Note and such Acquired Shares.

              (b) Issuance of New Notes and Acquired Shares. A Note and (subject to the Company's bylaws) the Acquired Shares may be transferred by any holder thereof. Upon surrender for exchange or registration of transfer of any Note or Certificate at the principal office of the Company, the Company shall execute and deliver, at its expense, new Note(s) or Certificate(s), as the case may be. All such reissued Notes shall, in aggregate, represent Indebtedness equal to the Indebtedness represented by the surrendered Note. Such reissued Notes and Certificates shall be registered in the name of such Person or Persons as shall be designated in writing by the holder surrendering the Note or Acquired Shares, as the case may be. Every Note or Certificate surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed by the holder of such Note or Certificate or by his attorney duly authorized in writing.

              (c) Lost, Stolen, Damaged and Destroyed Notes and Certificates. At the request of the holder of any Note or Certificate, the Company will issue at its expense, in replacement of any Note or Certificate that is lost, stolen, damaged or destroyed, upon surrender of the mutilated portions thereof, if any, new Notes or Certificates, as the case may be, of the same denominations and otherwise of the same tenor as the Note or Certificate so lost, stolen, damaged or destroyed. The Company may condition the replacement of any such Note or Certificate upon the receipt from the holder thereof of an indemnity or security reasonably satisfactory to the Company, provided that if such holder shall be the Investor, an agreement of indemnity shall be sufficient for purposes of this section of this Agreement.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Investor as follows:

         3.1 Organization and Qualification. The Company is a corporation, duly and validly organized and existing under the laws of Wisconsin. The Company has the corporate power and all necessary licenses, permits and franchises to own its assets and properties and to carry on its respective business. The Company has no Subsidiaries.

         3.2 Financial Statements; Liabilities. All of the financial statements of the Company furnished heretofore, and all of the financial statements of the Company to be furnished hereafter, to the Investor by the Company are and will be accurate and complete. All such annual financial statements were prepared and will be prepared in accordance with generally accepted accounting principles consistently applied throughout all periods and fairly present and will fairly present the financial condition and the results of operations of the Company for the periods and as of the relevant dates thereof. All such interim financial statements were prepared and will be prepared consistent with past practices, the Company having used its best efforts to prepare such interim financial statements in accordance with generally accepted accounting principles, and such interim financial statements fairly present and will fairly present the financial condition and the results of operations of the Company on a consolidated basis for the periods and as of the relevant dates thereof. To the Knowledge of the Company, the Company has no other material liabilities of any nature not disclosed in writing to the Investor.

         3.3 Authorization; Enforceability. The making, execution, delivery and performance of this Agreement and all of the other documents and instruments executed and delivered pursuant hereto, and compliance with their respective terms, by the Company have been duly authorized by all necessary corporate action. This Agreement is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or other similar Laws affecting the enforcement of creditors' rights in general, moratorium Laws or by general principles of equity.

         3.4 Absence of Conflicting Obligations. The making, execution, delivery and performance of this Agreement and all of the other documents, agreements and instruments executed and delivered pursuant hereto, and compliance with their respective terms, do not violate any presently existing provision of Law, the Articles of Incorporation or bylaws of the Company, or any agreement to which the Company is a party or by which it is bound.

         3.5 Taxes. The Company has filed all federal, state and, to the Knowledge of the Company, foreign and local tax returns which were required to be filed, and have paid or made provision for the payment of all taxes of a material amount owed by them and no tax deficiencies have been assessed or, to the Knowledge of the Company, proposed against the Company.

         3.6 Absence of Litigation. The Company is not a party to, nor to the Knowledge of the Company is there any threat of, any litigation or administrative proceeding which would, if adversely determined, cause any material adverse change in the assets or properties of the Company or any material impairment of the business conducted by the Company or would cause any material adverse effect on the financial condition of the Company.

         3.7 Accuracy of Information; Disclosure. All information, certificates or statements by the Company given in, or pursuant to, this Agreement shall be accurate, true and complete when given. No statement of fact by the Company contained in this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading as of the date to which it speaks.

         3.8 Title to Property. The Company has good and marketable title to all of its assets and properties and there are no Liens on any of the assets or properties of the Company, except liens which have been disclosed in writing to Plexus.

         3.9 Intangible Assets.

              (a) All Intangible Assets (including but not limited to those incorporated into the Company's proprietary products or technology) owned, licensed or used by the Company, other than shrink-wrap licenses, have previously been disclosed in writing to Plexus. Except as so previously disclosed, the Company owns the entire right, title and interest in and to each of those Intangible Assets, although no warranty is made as whether patents will be issued relating to the patent applications. Except as so previously disclosed: (i) there are no claims, demands or proceedings instituted or pending or threatened by any Person contesting or challenging the right of the Company to use any of the Intangible Assets; (ii) none of the Intangible Assets is invalid or unenforceable; (iii) there are no patents, copyrights or other intellectual property rights owned by a Person which the Company is using without license to do so; and (iv) the Company owns or possesses adequate licenses or other rights to use all patents, trademarks, trade names, copyrights or other intellectual property rights necessary to conduct its business as now conducted.

              (b) "Intangible Assets" shall mean any United States and foreign patents, patent applications, trade names, trademarks, service marks, trademark registrations, service mark registrations, trademark applications, service mark applications, registered copyrights, copyright applications, know how and proprietary software, processes, designs or methodologies.

         3.10 Compliance With Law. To the Knowledge of the Company, the Company is not in violation of any Laws to which the Company is subject.

         3.11 Capitalization.

              (a) The entire authorized capital stock of the Company consists of: (i) 250,000 shares of Common Stock (143,003 of which are issued and outstanding and 1,480 of which are held as treasury shares); and (ii) 50,000 shares of Preferred Stock (none of which are issued and outstanding).

              (b) There are no outstanding options, warrants or other rights to subscribe for, purchase or otherwise receive any of the Capital Stock of the Company (including, without limitation, convertible debt securities) except as have been disclosed in writing to Plexus within 10 days prior hereto.

              (c) All of the outstanding Common Stock are, and all of the Acquired Shares will be, duly authorized, validly issued, fully paid and nonassessable (except as may be provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted).

              (d) The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Capital Stock not previously disclosed in writing to Plexus.

                                   ARTICLE IV
                              AFFIRMATIVE COVENANTS

         From and after the date of this Agreement and for so long as Plexus or any of its affiliates own the Notes, the Company shall:

         4.1 Corporate Existence, Properties. (a) Maintain its corporate existence; (b) comply in all material respects with all applicable Laws; (c) conduct its business substantially as conducted on or anticipated to be conducted on the date hereof; (d) maintain all tangible assets in reasonably good repair, working order and condition; (e) maintain insurance of such nature and in such amounts as is customarily maintained by companies engaged in the same or a similar business; and (f) maintain a standard and modern system of accounting in accordance with generally accepted accounting principles consistently applied.

         4.2 Reporting Requirements. Furnish to the Investor as soon as available, but not later than 45 days after the end of each accounting quarter, consolidated financial statements of the Company for such period and the fiscal year to date.

         4.3 Taxes. Pay all taxes prior to the date on which penalties attach thereto, except for any tax which is either not delinquent or which is being contested in good faith and by proper proceedings and against which adequate reserves have been provided.

         4.4 Inspection of Properties and Records. Permit representatives of the Investor to visit any of its properties and examine any of its books and records at any reasonable time and as often as may be reasonably desired and facilitate such inspection and examination.

         4.5 Performance. Duly and punctually comply with all of the provisions of this Agreement, the Note, and all of the other documents, agreements and instruments executed or delivered pursuant to this Agreement.

         4.6 Reference in Financial Statements. Include, or cause to be included, a reference to this Agreement in all financial statements of the Company which are furnished to shareholders, financial reporting services, creditors and prospective creditors.

                                   ARTICLE V
                               REGISTRATION RIGHTS

         5.1 Registration Rights.

              (a) If at any time the Company proposes to register any shares of Common Stock under the Act (otherwise than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or similar transaction) the Company shall give the Investor notice of such proposed registration at least thirty (30) days prior to the filing of a registration statement. At the written request of the Investor delivered to the Company within fifteen (15) days after the receipt of the notice from the Company, which request shall state the number of Common Shares which the Investor wishes to sell or distribute publicly under the registration statement proposed to be filed by the Company (the "Registration Shares"), the Company shall use its best efforts to register under the Act such Registration Shares and to cause such registration (the "Registration") to become and remain effective as provided in this Article VI of this Agreement. The Registration Expenses of the Investor will be paid by the Company in all Registrations.

              (b) If a Registration is an underwritten primary registration on behalf of the Company, and the managing underwriter thereof advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, subject to the requirements of the managing underwriter the Company will include in such registration: (i) first, the securities the Company proposes to sell;
(ii) second, the securities the Investor and any other institutional shareholder of the Company propose to sell in proportion to the number of shares each proposes to sell; and (iii) third, the securities any other shareholders of the Company propose to sell in proportion to the number of shares each proposes to sell.

              (c) If a Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriter thereof advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration: (i) first, the securities the Investor and any other institutional shareholder of the Company propose to sell in proportion to the number of shares each proposes to sell; and (ii) second, the securities any other shareholders of the Company propose to sell in proportion to the number of shares each proposes to sell. In the event the Company subsequently agrees to participate in such a registration of securities, the provisions of the prior subsection and not of this subsection shall apply with respect to determining priority on such registration.

         5.2 Indemnity.

              (a) The Company will indemnify and hold harmless the Investor, the officers, directors and employees of the Investor and each underwriter of shares of Common Stock sold by the Investor pursuant to the prior section (and any Person who controls the Investor or such underwriter within the meaning of
Section 15 of the Act) against all claims, losses, damages, liabilities, actions and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained in a prospectus or in any related registration statement, notification or the like of the Company or from any omission or alleged omission of the Company to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been based on information furnished in writing to the Company by the Investor or such underwriter expressly for use therein and used in accordance with such writing. The Company agrees to reimburse each indemnified Person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, action or expense.

              (b) The Investor agrees to: (i) furnish to the Company such information concerning the Investor and the proposed sale or distribution as shall, in the opinion of counsel for the Company, be necessary in connection with any such registration or qualification of any shares of Common Stock proposed to be made pursuant to the prior section of this Agreement; and (ii) indemnify and hold harmless the Company, its officers, directors and employees and each of its underwriters (within the meaning of Section 15 of the Act) against all claims, losses, damages, liabilities, actions and expenses resulting from any untrue statement or alleged untrue statement of a material fact furnished in writing to the Company by the Investor pursuant to this Agreement expressly for use in connection with such registration or qualification and used in accordance with such writing and from any omission therefrom or alleged omission therefrom of a material fact needed to be furnished or necessary to make the information furnished not misleading. The Investor agrees to reimburse each indemnified Person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, action or expense.

         5.3 Registration Covenants of the Company. In the event that any shares of Common Stock of the Company are to be registered pursuant to this Agreement, the Company covenants and agrees that the Company will use all reasonable efforts to effect the registration and cooperate in the sale of the Registration Shares to be registered and will:

              (a) promptly (within 60 calendar days) prepare and file with the Commission a registration statement with respect to the Registration Shares (as well as any necessary amendments or supplements thereto) (a "Registration Statement") which will state that the holders of Registration Shares covered thereby may sell such Registration Shares either under such Registration Statement or pursuant to Rule 144 (or any similar rule then in effect), and use all reasonable efforts to cause such Registration Statement to become effective as soon as is reasonably practicable;

              (b) furnish to the Investor copies of such Registration Statement and any amendments or supplements thereto and any prospectus forming a part thereof prior to filing, which documents will be subject to the review of counsel for the Investor;

              (c) notify the Investor, promptly after the Company shall receive notice thereof, of the time when said Registration Statement becomes effective or when any amendment or supplement to any prospectus forming a part of said Registration Statement has been filed;

              (d) notify the Investor promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

              (e) advise the Investor after the Company shall receive notice or obtain knowledge thereof of the issuance of any order by the Commission suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if such stop order should be issued;

              (f) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus forming a part thereof as may be necessary to keep such Registration Statement effective for the lesser of: (i) a period of time necessary to complete the public distribution of such Registration Shares; (ii) six months; or (iii) the maximum period of time permitted by Law to keep effective a registration statement, and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Investor set forth in such Registration Statement;

              (g) furnish to the Investor such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registration Shares owned by the Investor;

              (h) use all reasonable efforts to register or qualify such Registration Shares under such other securities or blue sky Laws of such jurisdictions as determined by the underwriter after consultation with the Company and the Investor and do any and all other acts and things which may be necessary or advisable to enable the Investor to consummate the disposition in such jurisdictions of the Registration Shares;

              (i) notify the Investor, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of the Investor, prepare a supplement or amendment to such Registration Statement so that such Registration Statement will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

              (j) take all action necessary to cause the Registration Shares to be listed or quoted on a national securities exchange or market system;

              (k) provide a transfer agent and registrar for all such Registration Shares not later than the effective date of such Registration Statement;

              (l) enter into such customary agreements (including an underwriting agreement in customary form) and take all other actions as the Investor or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registration Shares (including, without limitation, effecting a recapitalization, stock split or combination of shares);

              (m) make available for inspection by the Investor, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Investor or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Investor, underwriter, attorney, accountant or agent in connection with such Registration Statement;

              (n) use all reasonable efforts to cause the Registration Shares covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Investor to consummate the disposition of such Registration Shares; and

              (o) obtain a cold comfort letter from the Company's independent public accountants and an opinion of counsel in customary form and covering such matters of the type customarily covered by such documents as the Investor may reasonably request.

         5.4 Expenses.

              (a) All expenses incident to the Company's performance of or compliance with this Article of this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being called "Registration Expenses"), will be borne by the Company. In addition, the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing or quoting the securities to be registered on each securities exchange or market system on which similar securities issued by the Company are then listed or quoted.

              (b) In connection with each Registration, the Company will reimburse the holders of the shares covered by such registration for the reasonable fees and disbursements of one counsel chosen by the Investor.

              (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

                                   ARTICLE VI
                REPRESENTATIONS AND WARRANTIES OF PLEXUS AND PSC

         Plexus and PSC each hereby represent and warrant to the Company, jointly and severally, as follows:

         6.1 Organization and Qualification. It is a corporation duly and validly organized and existing under the Laws of its state of incorporation identified above and has the power to own its assets and properties and to carry on its business.

         6.2 Authorization; Enforceability. The making, execution, delivery and performance of this Agreement, and compliance with its terms, by it have been duly authorized by all necessary action. This Agreement is its valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights in general, moratorium Laws or by general principles of equity.

         6.3 Absence of Conflicting Obligations. The making, execution, delivery and performance of this Agreement, and compliance with its terms, by it do not violate any provision of its articles of incorporation, bylaws or any material agreement to which it is a party or by which it is bound, or to its knowledge, any existing provision of Law applicable to it.

                                  ARTICLE VII
                             REMEDIES; MISCELLANEOUS

         7.1 Rights and Remedies of the Investor.

              (a) Company's Indemnity. The Company hereby indemnifies and holds the Investor harmless from and against, and agrees to promptly defend the Investor from and reimburse the Investor for, any and all losses, damages, costs, expenses, liabilities, obligations and claims of any kind (including, without limitation, reasonable attorneys' fees and other legal costs and expenses) which the Investor may at any time suffer or incur, or become subject to, as a result of or in connection with an Event of Default or any suit, action or other proceeding brought by any Person arising out of, or in any way related to, an Event of Default.

              (b) Acceleration.

                  (i) Upon the occurrence of an Event of Default identified in subsection (a) of the definition thereof, then, without notice, demand or action of any kind by the Investor, the entire amount of unpaid principal and accrued and unpaid interest under the Note shall be automatically and immediately due and payable.

                  (ii) Upon the occurrence of, and during the continuation of, an Event of Default other than one identified in subsection (a) of the definition thereof, the Investor may, upon notice and demand to the Company, declare the entire amount of unpaid principal and accrued and unpaid interest under the Note immediately due and payable.

              (c) Other Remedies. No remedy conferred upon any party in this Agreement or the Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or the Note or now or hereafter existing by Law. No failure or delay on the part of any party in exercising any right or remedy under this Agreement or the Note shall operate as a waiver thereof nor shall any single or partial exercise of any right under this Agreement preclude other or further exercise.

         7.2 Acquisition of Securities.

              (a) The Investor acknowledges that the Securities are "restricted securities" under the federal securities Laws, since they are being acquired from the Company in a transaction not involving a public offering and that under such Laws, the Securities may be resold without registration under the Act only in certain limited circumstances. The Securities shall bear a conspicuous legend restricting the transfer or other disposition thereof and appropriate stop transfer notations shall be placed in the records of the Company restricting the transfer thereof. The Investor represents that it is acquiring the Securities for its own investment and not with a view to or for sale in connection with any distribution thereof, or with any present intention of selling the Securities, except as otherwise provided herein and the fact that the disposition of its property shall at all times be within its control.

              (b) The Investor represents that it has such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of the transactions contemplated by this Agreement. The Investor has had the opportunity to make such investigation as it deems necessary to evaluate an investment in the Company.

              (c) The Investor further acknowledges and agrees that:

                  (i) the Securities are not registered under the Act and the sale thereof under this Agreement is exempt under Section 4(2) of the Act as not involving any public offering and the Company's reliance on such exemption is in part based upon the representations made by the Investor herein and the statutory basis for such exemption would not be present if, notwithstanding such representations, the Investor contemplated acquiring the Securities for resale upon the occurrence or nonoccurrence of some predetermined event;

                  (ii) except as provided in this Agreement, the Company is not obligated and does not propose to register the Securities or furnish information necessary to enable the sale of the Securities under the Act or pursuant to any rules, regulations or exemptions thereunder;

                  (iii) the Securities may not be sold, transferred or otherwise disposed of without registration under the Act and applicable state securities Laws or exemptions therefrom and, in the absence of an effective registration statement covering the Securities or available exemptions from registration under the Act and applicable state securities Laws, the Securities must be held indefinitely; and

                  (iv) the Securities may not be sold pursuant to Rule 144 promulgated under the Act unless all the conditions of that rule are met and among the conditions for the use of Rule 144 is availability of current information to the public about the Company; such information is not now available and the Investor acknowledges and agrees that Company has no present plans to make such information available.

              (d) The Company may require, in connection with any sale, assignment, participation or other transfer of the Securities, an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer will not violate the registration provisions of the Act and will not violate the provisions of any applicable state securities law. The Company agrees to bear the reasonable costs incurred in obtaining such an opinion so long as the opinion is obtained from counsel to the Company or, if counsel to the Company is unable or unwilling to provide such an opinion, from another law firm reasonably satisfactory to the Company.

         7.3 Assignability; Successors. The Company's rights and liabilities under this Agreement are not assignable or delegable, in whole or in part, without the prior written consent of the Investor. The Investor's rights and obligations under this Agreement are assignable or delegable, in whole or in part, without the consent of the Company, provided such assignment or delegation is not to a Person (other than an affiliate of Plexus, which is not so restricted) whose principal business is competitive with the business of the Company. The provisions of this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties.

         7.4 Survival. All agreements, representations and warranties made in this Agreement or in any document delivered pursuant to this Agreement shall survive the execution of this Agreement and the delivery of any such document.

         7.5 Governing Law. This Agreement and the other documents and agreements issued pursuant to this Agreement shall be governed by the Laws of the State of Wisconsin.

         7.6 Counterparts; Headings. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. The Table of Contents and Article and Section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

         7.7 Entire Agreement. This Agreement and the other documents referred to herein contain the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, promises, warranties, covenants or undertakings concerning the subject matter hereof other than those expressly set forth in this Agreement and such other documents.

         7.8 Notices. All communications or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given at the earlier of the date when actually delivered to an officer of a party by personal delivery or telephonic facsimile transmission or two (2) calendar days after the same is deposited in the United States mail, certified or registered mail, postage prepaid, and addressed as follows, unless and until any of such parties notifies the others in accordance with this Section of a change of address:

If to the Company:                      MemoryLink, Corp.
                                        Attention:  Jon Huard
                                        36 Jewelers Park Drive, Suite 200
                                        Neenah WI 54956
                                        Fax No.: 920/725-6735

If to Plexus or PSC:                    Plexus Corp.
                                        Attention:  Joseph D. Kaufman
                                        55 Jewelers Park Drive
                                        Neenah WI  54956
                                        Fax No.:  920/751-3234

                                        with a copy to:

                                        Quarles & Brady LLP
                                        Attention:  Kenneth V. Hallett
                                        411 East Wisconsin Avenue
                                        Milwaukee WI  53202
                                        Fax No.:  414-271-3552

         7.9 Amendments. Any provision of this Agreement may be amended if such amendment is in writing and is signed by the Company and the Investor.

         7.10 Taxes. If any taxes shall be payable solely in respect of the execution or delivery of this Agreement or the execution, delivery or issuance of the Notes, or the Acquired Shares, the Company will pay all such taxes, including interest and penalties, and hereby indemnifies the Investor against any such liability.

         7.11 Expenses and Attorney's Fees. Each party shall pay all fees and expenses incurred by it, in connection with the preparation, issuance, maintenance, reissuance and amendment of this Agreement and the consummation of the transactions contemplated by this Agreement. The Company shall pay all fees and expenses incurred by the Investor (including reasonable fees and expenses to counsel) in connection with the protection or enforcement of the Investor's rights under this Agreement provided either the Investor prevails with respect to an action or proceeding brought to protect or enforce such rights or the Company in any way admits or acknowledges such rights irrespective of the commencement of any action or proceeding.

         7.12 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         7.13 Other Agreements. The provisions of the Note are not intended to supersede the provisions of each other or this Agreement, but shall be construed as supplemental to each other and this Agreement. In the event of any inconsistency between the provisions of the Note and this Agreement, it is intended that the provisions of this Agreement shall control.

         7.14 No Reliance. No third party is entitled to rely on any of the agreements of the parties contained in this Agreement and the parties assume no liability to any third party because of any reliance on the agreements of the parties contained in this Agreement.

         7.15 Interpretation. Unless the context otherwise requires, all words used in this Agreement in the singular shall extend to and include the plural, all words in the plural shall extend to and include the singular, and all words in any gender shall extend to and include all genders.

         IN WITNESS WHEREOF, the parties hereto have executed this Payment and Securities Agreement as of the day and year first written above.

                                      PLEXUS CORP.

                                      By:     /s/  Thomas B. Sabol
                                          ------------------------------------
                                      Name: Thomas B. Sabol
                                      Title: Executive Vice President and CFO



                                      PLEXUS SERVICES CORP.

                                      By:     /s/  Thomas B. Sabol
                                          ------------------------------------
                                      Name: Thomas B. Sabol
                                      Title: Treasurer



                                      MEMORYLINK CORP.

                                      By:     /s/ Jon A. Huard
                                          ------------------------------------
                                      Name: Jon A. Huard
                                      Title: Executive Vice President

                                   EXHIBIT A

                                  FORM OF NOTE

------------------------------------------------------------------------------

                                 PROMISSORY NOTE

$650,000.00                                                    Neenah, Wisconsin
                                                                January 3, 2002

         FOR VALUE RECEIVED, MemoryLink Corp. (the "Borrower") hereby promises to pay to the order of PLEXUS SERVICES CORP. (the "Lender"), the principal sum of SIX HUNDRED FIFTY THOUSAND DOLLARS ($650,000.00) in a single payment of principal on July 1, 2003, or on such earlier date as the outstanding principal balance and accrued and unpaid interest shall become due pursuant to Section 5(b) below (the "Maturity Date"). The Borrower also promises to pay interest on the outstanding principal balance at the rates set forth in Section 1 below.

         Reference is made to the Payment and Securities Agreement dated January 3, 2002 among the Borrower, the Lender and Plexus Corp. (the "Agreement") for further information as to the circumstances under which this Note was issued. The Agreement is incorporated herein by reference.

         1. Interest. The unpaid principal amount of this Note shall bear interest from the date hereof until paid in full, at a rate equal to the greater of (i) the Prime Rate as announced by Bank One, National Association plus 1%, and (ii) 8%, in each case re-computed as of the first day of each calendar quarter for that quarter. Interest shall be due and payable on the Maturity Date. Upon the occurrence and during the continuance of an Event of Default (as defined in Section 5 below), the aggregate unpaid principal amount of this Note shall bear interest at an annual rate equal to the above computed rate plus an additional 2%.

         2. Payments. All interest and principal payments due under this Note shall be made in lawful money of the United States of America to the Lender at the principal office of the Lender or to such other address, or by wire transfer to such account, as may be designated from time to time by the Lender to the Borrower in writing.

         3. Optional and Required Prepayment. The Borrower may, at any time, prepay the outstanding principal balance of this Note in whole or in part without premium or penalty; provided, however, that in the event of any such prepayment, the Borrower shall also pay all accrued and unpaid interest on the principal amount prepaid. The Borrower may not reborrow the amount of any such principal prepayment. The Agreement sets forth certain circumstances in which this Note must be prepaid in whole or in part.

         5. Application of Payments. All payments on the indebtedness evidenced by this Note shall be applied first to pay any and all costs incurred by or on behalf of the holder hereof and next to pay interest hereon and finally to pay principal.

         6. Event of Defaults; Remedies.

              (a) Event of Default. As used in this Note, "Event of Default" shall mean any one or more of the following:

                  (i) The Borrower shall fail to pay when due any payment of the principal or interest under this Note and such default shall continue for five
(5) business days; or

                  (ii) Any Event of Default under the Agreement.

              (b) Remedies.

                  (i) Upon the occurrence of an Event of Default specified in subsection (a)(i) of the definition of Event of Default in the Agreement, then without notice, demand or action of any kind by the Lender, the entire amount of unpaid principal and accrued and unpaid interest under this Note shall be automatically and immediately due and payable. Upon the occurrence of any other Event of Default, the Lender may, upon notice and demand to the Borrower, declare the entire amount of unpaid principal and accrued and unpaid interest under this Note immediately due and payable.

                  (ii) Upon the occurrence of an Event of Default, the Borrower agrees to pay all reasonable fees and expenses incurred by the Lender, including the reasonable fees of counsel, in connection with the protection and enforcement of the rights of the Lender under this Note, including without limitation the collection of any amounts due under this Note and the protection and enforcement of such rights in any bankruptcy, reorganization or insolvency proceeding involving the Borrower.

                  (iii) No remedy herein or under the Agreement conferred upon the Lender is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Note or now or hereafter existing by law. No failure or delay on the part of the Lender in exercising any right or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right hereunder preclude other or further exercise.

         6. Notices. All notices given hereunder shall be given in the same manner as provided in the Agreement.

         7. Waiver. The Borrower hereby waives presentment for payment, protest and demand, notice of protest and demand.

         8. Governing Law. This Note shall be governed by the substantive law of the State of Wisconsin.

         9. No Violation. The Borrower represents that no agreement to which it is a party would prohibit it from entering into this Note or enforcing any term of this Note against it.

                             MEMORYLINK CORP.



                             By:
                                  -------------------------------------------
                                  Jon A. Huard, Executive Vice President









                                      -3-